Exhibit 10.7

INDEMNITY AND GUARANTY AGREEMENT
(IMHFC Sedona)
THIS INDEMNITY AND GUARANTY AGREEMENT (this “Agreement”), made as of January 23, 2015, by IMH Financial Corporation, a Delaware corporation (“Indemnitor”), whose address is c/o IMH Financial Corporation, 7001 N. Scottsdale Road, Scottsdale, Arizona 85253, in favor of CALMWATER CAPITAL 3, LLC, a California limited liability company (“Lender”), whose address is 11755 Wilshire Blvd., Suite 1400, Los Angeles, California 90025.
W I T N E S S E T H :
WHEREAS, Lender has extended to L’AUBERGE NEWCO, LLC, a Delaware limited liability company (“L’Auberge”) and ORCHARDS NEWCO, LLC, a Delaware limited liability company (“Orchards” and together with L’Auberge, individually, collectively, jointly and severally "Borrower") a loan in the principal amount of $50,000,000.00 (the “Loan”) pursuant to that certain Loan Agreement (the “Loan Agreement”) between Borrower and Lender, dated as the date hereof; and
WHEREAS, the Loan is evidenced by a Promissory Note dated of even date herewith (the “Note”), executed by Borrower and payable to the order of Lender in the stated principal amount of $50,000,000.00 and is secured by a Deed of Trust, Security Agreement and Financing Statement dated of even date herewith (the “Security Instrument”), from Borrower, as trustor, for the benefit of Lender, as beneficiary, encumbering that certain real property situated at 301 L’Auberge Lane, on which the L’Auberge de Sedona hotel is located, and 254 North Highway 89A, on which the Orchards Inn hotel is located, as is more particularly described on Exhibits A‑1, A-2 and A-3 attached hereto and incorporated herein by this reference, together with the buildings, structures and other improvements now or hereafter located thereon (said real property, buildings, structures and other improvements being hereinafter individually and collectively referred to (as the context may require) as the “Property”) and by other documents and instruments (the Loan Agreement, the Note, the Security Instrument, and such other documents and instruments, as the same may from time to time be amended, consolidated, renewed or replaced, being collectively referred to herein as the “Loan Documents”); and
WHEREAS, as a condition to making the Loan to Borrower, Lender has required that Indemnitor indemnify Lender from and against and guarantee payment to Lender of the items described herein; and
WHEREAS, the extension of the Loan to Borrower is of substantial benefit to Indemnitor and, therefore, Indemnitor desires to indemnify Lender from and against and guarantee payment to Lender of the items described herein;
NOW, THEREFORE, to induce Lender to extend the Loan to Borrower and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby covenants and agrees for the benefit of Lender, as follows:

Exhibit 10.7

1.Indemnity and Guaranty. Indemnitor hereby assumes liability for, hereby guarantees payment to Lender of, hereby agrees to pay, protect, defend and save Lender harmless from and against, and hereby indemnifies Lender from and against any and all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, attorneys’ fees (which attorneys’ fees shall include but not be limited to appellate fees and fees for all paralegals, legal assistants and other paraprofessionals)), causes of action, suits, claims, demands and judgments of any nature or description whatsoever (collectively, “Costs”) which may at any time be imposed upon, incurred by or awarded against Lender as a result of any of the Guaranteed Recourse Obligations of Borrower (hereinafter defined). As used herein, the term “Guaranteed Recourse Obligations of Borrower” shall mean all obligations and liabilities of Borrower for which Borrower shall be personally liable pursuant to Section 3 of the Note, together with all costs and expenses, including reasonable fees and out of pocket expenses of attorneys (including but not limited to appellate fees and fees for all paralegals, legal assistants and other paraprofessionals) and expert witnesses, incurred by Lender in enforcing its rights under this Agreement.
This is a guaranty of payment and performance and not of collection. The liability of Indemnitor under this Agreement shall be direct and immediate and not conditional or contingent upon the genuineness, validity or enforceability of the Note, the Security Instrument, or any other Loan Document, or the pursuit of any remedies against Borrower or any other person (including, without limitation, other guarantors, if any), nor against the collateral for the Loan. Indemnitor waives any right to require that an action be brought against Borrower or any other person or to require that resort be had to any collateral for the Loan or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person. In the event, on account of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, Borrower shall be relieved of or fail to incur any debt, obligation or liability as provided in the Loan Documents, Indemnitor shall nevertheless be fully liable therefor. In the event of a default under the Loan Documents which is not cured within any applicable grace or cure period, Lender shall have the right to enforce its rights, powers and remedies (including, without limitation, foreclosure of all or any portion of the collateral for the Loan) thereunder or hereunder, in any order, and all rights, powers and remedies available to Lender in such event shall be non-exclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. If the indebtedness and obligations guaranteed hereby are partially paid or discharged by reason of the exercise of any of the remedies available to Lender, this Agreement shall nevertheless remain in full force and effect, and Indemnitor shall remain liable for all remaining indebtedness and obligations guaranteed hereby, even though any rights which Indemnitor may have against Borrower may be destroyed or diminished by the exercise of any such remedy.
2.    Indemnification Procedures.
(a)    If any action shall be brought against Lender based upon any of the matters for which Lender is indemnified hereunder, Lender shall notify Indemnitor in writing thereof and Indemnitor shall promptly assume the defense thereof, including, without limitation,

Exhibit 10.7

the employment of counsel reasonably acceptable to Lender and the negotiation of any settlement; provided, however, that any failure of Lender to notify Indemnitor of such matter shall not impair or reduce the obligations of Indemnitor hereunder unless the same would prejudice Indemnitor’s defense. Lender shall have the right, at the expense of Indemnitor (which shall include reasonable attorneys’ fees and expenses and shall be included in Costs), to employ separate counsel in any such action and to participate in the defense thereof. In the event Indemnitor shall fail to discharge or undertake to defend Lender against any claim, loss or liability for which Lender is indemnified hereunder, Lender may, at its sole option and election, defend or settle such claim, loss or liability. The liability of Indemnitor to Lender hereunder shall be conclusively established by such settlement, provided such settlement is made in good faith, the amount of such liability to include both the settlement consideration and the costs and expenses, including, without limitation, reasonable attorneys’ fees (including but not limited to appellate fees and fees for all paralegals, legal assistants and other paraprofessionals) and disbursements, incurred by Lender in effecting such settlement. In such event, such settlement consideration, costs and expenses shall be included in Costs and Indemnitor shall pay the same as hereinafter provided. Lender’s good faith in any such settlement shall be conclusively established if the settlement is made on the advice of outside independent legal counsel for Lender.
(b)    No Indemnitor shall, without the prior written consent of Lender: (i) settle or compromise any action, suit, proceeding or claim relating to an indemnified obligation or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Lender of a full and complete written release of Lender (in form, scope and substance satisfactory to Lender in its sole discretion) from all liability in respect of such action, suit, proceeding or claim and a dismissal with prejudice of such action, suit, proceeding or claim; or (ii) settle or compromise any action, suit, proceeding or claim relating to an indemnified obligation in any manner that may adversely affect Lender or obligate Lender to pay any sum or perform any obligation as determined by Lender in its sole discretion.
(c)    All Costs shall be immediately reimbursable to Lender when and as incurred and, in the event of any litigation, claim or other proceeding, without any requirement of waiting for the ultimate outcome of such litigation, claim or other proceeding, and Indemnitor shall pay to Lender any and all Costs within ten (10) days after written notice from Lender itemizing the amounts thereof incurred to the date of such notice. In addition to any other remedy available for the failure of Indemnitor to periodically pay such Costs, such Costs, if not paid within said ten (10) day period, shall bear interest at the Default Interest Rate (as defined in the Note).

Exhibit 10.7

3.    Reinstatement of Obligations. If at any time all or any part of any payment made by Indemnitor or received by Lender from Indemnitor under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Indemnitor or Borrower), then the obligations of Indemnitor hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by Indemnitor, or receipt of payment by Lender, and the obligations of Indemnitor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Indemnitor had never been made.
4.    Waivers by Indemnitor. To the extent permitted by law, Indemnitor hereby waives and agrees not to assert or take advantage of:
(a)    Any right to require Lender to proceed against any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender’s power or under any other agreement before proceeding against Indemnitor hereunder;
(b)    The defense of the statute of limitations in any action hereunder;
(c)    Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;
(d)    Demand, presentment for payment, notice of nonpayment, intent to accelerate, acceleration, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Borrower, Lender, any endorser or creditor of Borrower or of Indemnitor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender;
(e)    (i) any defense based upon an election of remedies by Lender, even though such election (e.g., nonjudicial foreclosure with respect to any collateral held by Lender to secure repayment of the indebtedness evidenced by the Note) destroys or otherwise impairs the subrogation rights of Indemnitor or the right of Indemnitor (after payment of the obligations guaranteed by Indemnitor under this Agreement) to proceed against Borrower for reimbursement, or both, and (ii) any and all rights or defenses Indemnitor may have by reason of protection afforded to Borrower with respect to any of the obligations of Indemnitor under this Agreement pursuant to the antideficiency or other laws of the State of Arizona limiting or discharging Borrower’s indebtedness; evidenced by the Note and secured, in part, by the Security Instrument;
(f)    Any right or claim of right to cause a marshaling of the assets of Indemnitor;

Exhibit 10.7

(g)    Any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Agreement;
(h)    Any duty on the part of Lender to disclose to Indemnitor any facts Lender may now or hereafter know about Borrower or the Property, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Indemnitor intends to assume or has reason to believe that such facts are unknown to Indemnitor or has a reasonable opportunity to communicate such facts to Indemnitor, it being understood and agreed that Indemnitor is fully responsible for being and keeping informed of the financial condition of Borrower, of the condition of the Property and of any and all circumstances bearing on the risk that liability may be incurred by Indemnitor hereunder;
(i)    Any lack of notice of disposition or of manner of disposition of any collateral for the Loan;
(j)    Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;
(k)    Any deficiencies in the collateral for the Loan or any deficiency in the ability of Lender to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed;
(l)    Any assertion or claim that the automatic stay provided by 11 U.S.C. §362 (arising upon the voluntary or involuntary bankruptcy proceeding of Borrower) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of its rights, whether now or hereafter required, which Lender may have against Indemnitor or the collateral for the Loan;
(m)    Any modifications of the Loan Documents or any obligation of Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise;
(n)    Any action, occurrence, event or matter consented to by Indemnitor under Section 5(h) hereof, under any other provision hereof, or otherwise;
(o)    Any and all benefits and defenses under any applicable law which would limit Indemnitor’s liability if Borrower had no liability at the time of execution of the Note, the Security Instrument or any other Loan Document, or thereafter ceases to be liable;
(p)    Any and all benefits and defenses under any applicable law which, if Indemnitor had not given this waiver would otherwise prohibit Indemnitor’s liability from being larger in amount and more burdensome than that of Borrower;

Exhibit 10.7

(q)    Principles or provisions of law, statutory or otherwise, which might otherwise constitute a legal or equitable discharge of a surety or a guarantor; and
(r)    Any right of discharge under any and all statutes or other laws relating to guarantors or sureties and any other rights of sureties and guarantors thereunder.
Indemnitor understands that the exercise by Lender of certain rights and remedies contained in the Security Instrument (such as a nonjudicial foreclosure sale) may affect or eliminate Indemnitor’s right of subrogation against Borrower and that Indemnitor may therefore incur a partially or totally nonreimbursable liability under this Agreement. Nevertheless, Indemnitor hereby authorizes and empowers Lender to exercise, in its sole and absolute discretion, any right or remedy, or any combination thereof, which may then be available, since it is the intent and purpose of Indemnitor that the obligations under this Agreement shall be absolute, independent and unconditional under any and all circumstances. Indemnitor expressly waives, to the maximum extent permitted by law, any defense (which defense, if Indemnitor had not given this waiver, Indemnitor might otherwise have) to a judgment against Indemnitor by reason of a nonjudicial foreclosure. Without limiting the generality of the foregoing, Indemnitor hereby expressly waives any and all benefits under (i) any applicable law which would otherwise limit Indemnitor’s liability after a nonjudicial foreclosure sale to the difference between the obligations of Indemnitor under this Agreement and the fair market value of the property or interests sold at such nonjudicial foreclosure sale, (ii) any applicable law which, if Indemnitor had not given this waiver, would otherwise limit Lender’s right to recover a deficiency judgment with respect to purchase money obligations and after a nonjudicial foreclosure sale, respectively, and (iii) any applicable law which, if Indemnitor had not given this waiver, among other things, would otherwise require Lender to exhaust all of its security before a personal judgment could be obtained for a deficiency. Notwithstanding any foreclosure of the lien of the Security Instrument, whether by the exercise of the power of sale contained in the Security Instrument, by an action for judicial foreclosure or by Lender’s acceptance of a deed in lieu of foreclosure, Indemnitor shall remain bound under this Agreement. Indemnitor waives all rights and defenses that Indemnitor may have because Borrower’s obligations are secured by real property. This means, among other things:
(s)    To the full extent permitted under applicable laws, any benefits of any statutory provision or rule of civil procedure limiting the liability of a surety, including, without limitation, ARS § 12-1641 et seq. or the benefits of ARS § 33-814.
(t)    Lender may collect from Indemnitor without first foreclosing on any real or personal property collateral pledged by Borrower or others; and
(u)    If Lender forecloses on any real property collateral pledged by Borrower or others: (a) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (b) Lender may collect from Indemnitor even if Lender, by foreclosing on the real property collateral, has destroyed any right Indemnitor may have to collect from Borrower.

Exhibit 10.7

This is an unconditional and irrevocable waiver of any rights and defenses that Indemnitor may have because Borrower’s obligations are secured by real property.
5.    General Provisions.
(a)    Fully Recourse. All of the terms and provisions of this Agreement are recourse obligations of Indemnitor and not restricted by any limitation on personal liability set forth in any Loan Document.
(b)    Unsecured Obligations. Indemnitor hereby acknowledges that Lender’s appraisal of the Property is such that Lender is not willing to accept the consequences of the inclusion of Indemnitor’s indemnity set forth herein among the obligations secured by the Security Instrument and the other Loan Documents and that Lender would not make the Loan but for the unsecured personal liability undertaken by Indemnitor herein.
(c)    Survival. This Agreement shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by Lender under the Security Instrument or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu thereof, even if, as a part of such remedy, the Loan is paid or satisfied in full.
(d)    No Subrogation; No Recourse Against Lender. Notwithstanding the satisfaction by Indemnitor of any liability hereunder, until such time as the Loan has been fully and indefeasibly repaid, all obligations owed to Lender under the Loan Documents have been fully performed, and Lender has released, transferred or disposed of all of Lender’s right, title and interest in all collateral or security for the Loan, and there has expired the maximum possible period thereafter during which any payment made by Borrower or others to Lender with respect to the indebtedness evidenced by the Note could be deemed a preference under the United States Bankruptcy Code, Indemnitor shall not have any right of subrogation, contribution, reimbursement or indemnity whatsoever or any right of recourse to or with respect to the assets or property of Borrower or to any collateral for the Loan. In connection with the foregoing, Indemnitor expressly waives, until such time as the Loan has been fully and indefeasibly repaid, all obligations owed to Lender under the Loan Documents have been fully performed, and Lender has released, transferred or disposed of all of Lender’ s right, title and interest in such collateral or security, and there has expired the maximum possible period thereafter during which any payment made by Borrower or others to Lender with respect to the indebtedness evidenced by the Note could be deemed a preference under the United States Bankruptcy Code, any and all rights of subrogation to Lender against Borrower, and Indemnitor hereby waives any rights to enforce any remedy which Lender may have against Borrower, and any right to participate in any collateral for the Loan. In addition to and without in any way limiting the foregoing, Indemnitor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Indemnitor to all indebtedness of Borrower to Lender, and agree with Lender that Indemnitor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Indemnitor’s obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral from the Loan; provided, however, that so long as there does not exist a default or Event of Default, or condition of event which, with the

Exhibit 10.7

passage of time or giving of notice, or both, would constitute a default or Event of Default, a distribution of profits on a return of capital made by Borrower which may ultimately be received by Indemnitor shall not be deemed to be indebtedness of, or payment of principal and interest from, Borrower. Further, Indemnitor shall not have any right of recourse against Lender by reason of any action Lender may take or omit to take under the provisions of this Agreement or under the provisions of any of the Loan Documents.
(e)    Reservation of Rights. Nothing contained in this Agreement shall prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to contribution, which Lender may have against Borrower, Indemnitor or any other party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. §9601 et seq.), as it may be amended from time to time, or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.
(f)    Financial Statements; Net Worth. Indemnitor hereby agrees, as a material inducement to Lender to make the Loan to Borrower, to furnish, from time to time to Lender promptly upon demand by Lender current and dated financial statements detailing the assets and liabilities of Indemnitor certified by Indemnitor, in form and substance reasonably acceptable to Lender. Indemnitor hereby warrants and represents unto Lender that any and all balance sheets, net worth statements and other financial data which have heretofore been given or may hereafter be given to Lender with respect to Indemnitor did or will at the time of such delivery fairly and accurately present the financial condition of Indemnitor. Indemnitor hereby agrees, for the benefit of Lender: (i) No Indemnitor shall, without the prior written approval of Lender which may be given or withheld in Lender’s sole and absolute discretion, enter into, effect or permit by operation of law or otherwise, any merger, reorganization, consolidation, dissolution or liquidation affecting Indemnitor, or any change in ownership of Indemnitor, or any sale of any assets of Indemnitor (a "Transfer Event"), which would result in Indemnitor failing to have, immediately after the effective date of such Transfer Event, a minimum aggregate net worth of at least Fifty Million Dollars ($50,000,000) (the "Minimum Net Worth") with not less than $4,000,000 of such Minimum Net Worth consisting of cash and cash equivalents at all times during the 2015 calendar year and $5,000,000 of such Minimum Net Worth consisting of cash and cash equivalents at all times during the 2016 calendar year (“Minimum Liquidity”); (ii)  Indemnitor shall maintain, from and after the date of execution of this Agreement and thereafter throughout the term of the Loan, a net worth equal to the Minimum Net Worth and the Minimum Liquidity in the foregoing amounts, as evidenced by financial statements certified by Indemnitor; Indemnitor agrees that such financial statements shall be prepared for Indemnitor as required by Indemnitor’s public reporting obligations and delivered to Lender within ninety (90) days following the end of each calendar year, together with a certificate from Indemnitor that no material adverse change in the financial statements and net worth of Indemnitor has occurred since the date of such statement; and (iii) Indemnitor shall notify Lender within ten (10) days after Indemnitor becomes aware that Indemnitor has failed to maintain the Minimum Net Worth and/or Minimum Liquidity as set forth above. For the purposes hereof, “net worth” shall be determined based upon the (1) fair market value of all of the assets of Indemnitor (excluding intangible assets (determined in conformity with generally accepted accounting principles as of the date of the applicable financial report (“GAAP”)) and excluded intangible assets shall

Exhibit 10.7

include goodwill, intellectual property, licenses, organizational costs, deferred amounts, covenants not to compete, unearned income, restricted funds, investments in subsidiaries or other Affiliates (as defined in the Loan Agreement), intercompany receivables and accumulated depreciation, less (2) all liabilities of Indemnitor (as determined in accordance with GAAP). Any breach of this Section 5(f) shall be deemed an Event of Default under the Loan Documents.
(g)    Rights Cumulative; Payments. Lender’s rights under this Agreement shall be in addition to all rights of Lender under the Note, the Security Instrument and the other Loan Documents. Further, payments made by Indemnitor under this Agreement shall not reduce in any respect Borrower’s obligations and liabilities under the Note, the Security Instrument and the other Loan Documents.
(h)    No Limitation on Liability. Indemnitor hereby consents and agrees that the liability of Indemnitor under this Agreement shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Indemnitor or with or without consideration: (i) any extensions of time for performance required by any of the Loan Documents or extension or renewal of the Note; (ii) any sale, assignment or foreclosure of the Note, the Security Instrument or any of the other Loan Documents or any sale or transfer of the Property; (iii) any change in the composition of Borrower, including, without limitation, the withdrawal or removal of Indemnitor from any current or future position of ownership, management or control of Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitor herein or by Borrower in any of the Loan Documents; (v) the release of Borrower or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender’s voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for the Loan; (vii) Lender’s failure to record the Security Instrument or to file any financing statement (or Lender’s improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan; (viii) the modification of the terms of any one or more of the Loan Documents; or (ix) the taking or failure to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Loan Documents or any collateral for the Loan, nor any course of dealing with Borrower or any other person, shall limit, impair or release Indemnitor’s obligations hereunder, affect this Agreement in any way or afford Indemnitor any recourse against Lender. Nothing contained in this Section shall be construed to require Lender to take or refrain from taking any action referred to herein.
(i)    Entire Agreement; Amendment; Severability. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties respecting such matters. Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

Exhibit 10.7

(j)    Binding Effect; Waiver of Acceptance. This Agreement shall bind Indemnitor and the heirs, personal representatives, successors and assigns of Indemnitor and shall inure to the benefit of Lender and the officers, directors, shareholders, agents and employees of Lender and their respective heirs, successors and assigns. Notwithstanding the foregoing, Indemnitor shall not assign any of their rights or obligations under this Agreement without the prior written consent of Lender, which consent may be withheld by Lender in Lender’s sole discretion. Indemnitor hereby waives any acceptance of this Agreement by Lender, and this Agreement shall immediately be binding upon Indemnitor.
(k)    Notices. All notices or other communications required or permitted to be given pursuant to the provisions of this Agreement shall be in writing and shall be considered as properly given if delivered to the appropriate party at the address set forth below (subject to change from time to time by written notice to all other parties to this Agreement). Except when otherwise required by law, any notice which a party is required or may desire to give the other shall be in writing and may be sent by e-mail (provided that a copy is simultaneously sent by one of the other permitted means of giving notice hereinafter set forth), by personal delivery or by mail (either (i) by United States registered or certified mail, return receipt requested, postage prepaid, or (ii) by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery). Any notice so given by e-mail shall be deemed to have been given as of the date on which the sender of such communication shall confirm receipt thereof by the appropriate parties. Any notice so given by mail shall be deemed to have been given as of the date of delivery established by U.S. Post Office return receipt or the overnight carrier’s proof of delivery, as the case may be. Any such notice not so given shall be deemed given upon receipt of the same by the party to whom the notice is to be given; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. For purposes of notice, the addresses of the parties shall be:

Exhibit 10.7

Indemnitor:	IMH Financial Corporation
7001 N. Scottsdale Road
Scottsdale, Arizona 85253
Attention: Lawrence D. Bain
Email: ldb@imhfc.com

With a copies to:	Polsinelli PC
One East Washington Street, Suite 1200
Phoenix, Arizona 85004
Attention: Margaret Esler
Email: mesler@polsinelli.com

and	c/o IMH Financial Corporation
7001 N. Scottsdale Road
Scottsdale, Arizona 85253
Attention: Jonathan Brohard
Email: jbrohard@imhfc.com

Lender:	Calmwater Capital 3, LLC
11755 Wilshire Blvd., Suite 1400
Los Angeles, California 90025
Attention: Larry Grantham
Email: larry@karlinre.com

With a copy to:	Safarian, Choi & Bolstad LLP
555 South Flower St., Suite 650
Los Angeles, California 90071
Attention: Alex Choi
Email: achoi@safarianchoi.com

Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of fifteen (15) days’ notice to the other party in the manner set forth hereinabove.
(l)    No Waiver; Time of Essence; Business Day. The failure of any party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound. This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance. Time is of the essence hereof. The term “business day” as used herein shall mean

Exhibit 10.7

a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in Los Angeles, California are authorized by law to be closed.
(m)    Captions for Convenience. The captions and headings of the sections and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.
(n)    Attorneys’ Fees. If any dispute (whether or not any action or proceeding for any relief against the other is brought) arises between the parties relating to this Agreement, the losing party shall pay to the prevailing party a reasonable sum for attorneys’ fees (including but not limited to appellate fees and fees for all paralegals, legal assistants and other paraprofessionals) and costs incurred in bringing or defending such action or proceeding and appealing and enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action or proceeding and shall be paid whether or not such action or proceeding is prosecuted to final judgment and, to the extent the Lender is the prevailing party, such costs, fees and expenses shall be included in Costs.
(o)    Successive Actions. A separate right of action hereunder shall arise each time Lender acquires knowledge of any matter indemnified or guaranteed by Indemnitor under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Indemnitor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.
(p)    Reliance. Lender would not make the Loan to Borrower without this Agreement. Accordingly, Indemnitor intentionally and unconditionally enters into the covenants and agreements as set forth above and understand that, in reliance upon and in consideration of such covenants and agreements, the Loan shall be made and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.
(q)    SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.
(i)    INDEMNITOR, TO THE FULL EXTENT PERMITTED BY LAW, EACH HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (i) SUBMITS TO PERSONAL JURISDICTION IN THE STATE IN WHICH THE PROPERTY IS LOCATED OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY OTHER OF THE LOAN DOCUMENTS, (ii) HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA EXCEPT AS SPECIFICALLY SET FORTH HEREIN, (iii) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND (iv) AGREES THAT INDEMNITOR WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM WITH RESPECT TO THIS AGREEMENT

Exhibit 10.7

(BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). INDEMNITOR FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE AUTHORIZED AGENT FOR INDEMNITOR AT THE ADDRESS FOR NOTICES DESCRIBED ABOVE, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE UPON INDEMNITOR (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).
(r)    INDEMNITOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY. THE PARTIES HERETO HEREBY AGREE THAT THE PROVISIONS CONTAINED HEREIN HAVE BEEN FAIRLY NEGOTIATED ON AN ARMS-LENGTH BASIS, WITH BOTH SIDES AGREEING TO THE SAME KNOWINGLY AND BEING AFFORDED THE OPPORTUNITY TO HAVE THEIR RESPECTIVE LEGAL COUNSEL CONSENT TO THE MATTERS CONTAINED HEREIN. ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY AND THE AGREEMENTS CONTAINED HEREIN REGARDING THE APPLICATION OF JUDICIAL REFERENCE IN THE EVENT OF THE INVALIDITY OF SUCH JURY TRIAL WAIVER.
(s)    Waiver by Indemnitor. Indemnitor covenants and agrees that, upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Indemnitor shall not seek or cause Borrower or any other person or entity to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to 11 U.S.C. § 105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law, (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Indemnitor or the collateral for the Loan by virtue of this Agreement or otherwise.

Exhibit 10.7

(t)    No Petition. Indemnitor hereby covenants and agrees that they will not at any time institute against Borrower, or join in any institution against Borrower of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law.
(u)    Secondary Market. Lender may sell, transfer and deliver the Loan Documents to one or more investors in the secondary market. In connection with such sale, Lender may retain or assign responsibility for servicing the Loan or may delegate some or all of such responsibility and/or obligations to a servicer, including, but not limited to, any subservicer or master servicer, on behalf of the investors. All references to Lender herein shall refer to and include, without limitation, any such servicer, to the extent applicable.
(v)    Construction. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that this Agreement may have been physically prepared by one of the parties, or such party’s counsel, it being agreed that all parties and their respective counsel have mutually participated in the negotiation and preparation of this Agreement.
(w)    Joint and Several Liability. The liability of all persons and entities obligated in any manner under this Agreement shall be joint and several.
[END OF TEXT; SIGNATURE FOLLOWS ON NEXT PAGE]

Exhibit 10.7

IN WITNESS WHEREOF, Indemnitor has executed this Agreement as of the day and year first above written.
“INDEMNITOR”

IMH FINANCIAL CORPORATION,
a Delaware corporation

By:	/s/ Lawrence D. Bain
Name:	Lawrence D. Bain
Title:	Chairman & CEO

Exhibit 10.7

EXHIBIT A-1

DESCRIPTION OF L’AUBERGE PROPERTY
ALL THAT CERTAIN LAND SITUATED IN THE STATE OF ARIZONA, COUNTY OF COCONINO, AND DESCRIBED AS FOLLOWS:
PARCEL 1

A parcel of land situated in the West Half of Section 8, Township 17 North, Range 6 East of the Gila and Salt River Base and Meridian, Coconino County, Arizona, being more particularly described as follows:

COMMENCING at the West Quarter corner of said Section 8 as marked by a G.L.O. brass capped pipe under drain cover in sidewalk and from which the Southwest corner of said Section 8, as marked by a B.L.M. brass capped pipe in cairn, lies South 01°42'03" East (basis of bearings for this description) a distance of 2,621.04 feet;

THENCE from said West Quarter corner North 12°54'17" East (North 12°27'33" East rec.) a distance of 76.90 (76.90 rec.) feet to a point on the Southeasterly right of way line of Arizona State Highway 89-A;

THENCE Northeasterly along said Southeasterly right of way line being a non-tangent curve concave to the Southeast having a radius of 2,150.00 (2,150.00 rec.) feet, chord bearing of North 23°04'02" East and central angle of 05°24'36" (05°24'18" rec.) an arc distance of 203.00 (203.00 rec.) feet to the position of a previously set cotton picker spindle with brass tag stamped "LS 14184";

THENCE continuing Northeasterly along said Southeasterly right of way line being a curve concave to the Southeast having a radius of 2,150.00 (2,150.00 rec.) feet, chord bearing of North 26°36'58" East a central angle of 01°41'17" (01°41'39" rec.) an arc distance of 63.35 (63.57 rec.) feet to the position of a previously set chiseled “+” in concrete;

THENCE departing said Southeasterly right of way line of Arizona State Highway 89-A, South 89° 51' 31" East (North 89° 42' 07" East rec.) a distance of 3.74 feet to a ½ inch re-bar with cap stamped "LS 14184" found as previously set on the Northeasterly line of that certain tract of land acquired by the City of Sedona in December 2005 and described in Instrument No. 2005-3361777 of the Coconino County Recorder's Office in Coconino County, Arizona;

THENCE along the North line of the Orchards/L'Auberge parcel, South 89° 51' 31" East (North 89° 42' 07" East rec.) a distance of 212.10 feet to a ½ inch re-bar with cap stamped "LS 14184" (found as previously set);

THENCE along the Northerly line of the Orchards/L'Auberge parcel, South 40°28'17" East (South 41°45'00" East rec.) a distance of 62.25 feet to the POINT OF BEGINNING;

Exhibit A-1

THENCE South 40°28'17" East (South 41°45'00" East rec.) a distance of 47.00 feet to a ½ inch re-bar with brass tag stamped "LS 14184" (found as previously set);

THENCE North 38°57'49" East (North 38°15'00" East rec.) a distance of 150.75 (152.00 rec.) feet to a ½ inch re-bar with brass tag stamped "LS 14184 (found as previously set);

THENCE South 50°57'03" East (South 51°45'00" East rec.) a distance of 82.00 (82.00 rec.) feet to a ½ inch re-bar with brass tag stamped "LS 14184" (found as previously set);

THENCE North 57°27'57" East (North 56°40'00" East rec.) a distance of 26.55 (26.55 rec.) feet to a ½ inch re-bar with brass tag stamped "LS 14184" (found as previously set);

THENCE South 32°32'03" East (South 33°20'00" East rec.) a distance of 523.60 (542.50 rec.) feet to a point in Oak Creek that lies on the Northwesterly boundary of the "Brewer Tract" described in Docket 510, Page 496 of the Coconino County Recorder's Office and from which a ½ inch re-bar with cap stamped "LS 14184", previously set as a witness corner, lies North 32º 32'03” West, a distance of 100.00 feet;

THENCE South 51°44'33" West (no rec.), a distance of 6.59 (no rec.) feet to the Westerly corner of said "Brewer Tract" being a point in Oak Creek;

THENCE South 54°01'27" East (no rec.) a distance of 19.52 (no rec.) feet along the Southwesterly boundary of said "Brewer Tract" to a point in Oak Creek;

THENCE South 52°31'27" West (South 51°43'30" West rec.) a distance of 11.99 (11.40 rec.) feet to a point in Oak Creek;

THENCE along the Southerly boundary of “Parcel 1B” as shown and described on that certain ALTA/ACSM Land Title Survey map recorded as instrument number 3490268 in the Official Records of Coconino County, South 69°02'57" West a distance of 134.25 feet to the most Northerly corner of the Weckerly parcel as described in Dkt. 1525, Pgs. 007-009 of the Coconino County Recorder's Office;

THENCE along a prolongation of the Northeasterly boundary of said Weckerly parcel, North 54°01'29" West a distance of 23.88 feet, more or less, to the centerline of Oak Creek as it may exist from time to time in the future;

THENCE along said centerline of Oak Creek, as it may exist from time to time in the future, an approximate bearing of South 65°34'01" West a distance of 111.83 feet, more or less;

THENCE continuing along said centerline of Oak Creek, as it may exist from time to time in the future, an approximate bearing of South 69°31'14" West a distance of 163.52 feet, more or less, to the intersection of said centerline of Oak Creek with the Northwesterly prolongation of the Southwesterly boundary of the Miller parcel as described in Dkt. 1478, Pgs. 378 & 378A of the Coconino County Recorder's Office;

THENCE in a reversed direction of said Northwesterly prolongation of the Southwesterly boundary of the Miller parcel, South 38°15'58" East a distance of 98.08 feet, more or less, to said Southerly boundary of “Parcel 1B”;

Exhibit A-1

THENCE along said Southerly boundary of “Parcel 1B”, South 63°20'02" West (South 62°02'45" West rec.) a distance of 579.51 feet to a point in Oak Creek that is on the West line of said Section 8 and lies South 01"42'03" East a distance of 624.60 feet from said West Quarter corner of Section 8;

THENCE North 01°42'03" West (North 02°30'00" West rec.) a distance of 447.60 (447.60 rec.) feet along said West line of Section 8 to a ½ inch re-bar with brass tag stamped "PE 2924" (found as previously found);

THENCE North 38°37'57" East (North 37°50'00" East rec.) a distance of 207.55 feet to a ½ inch re-bar with cap stamped "LS 14184" (found as previously set);

THENCE North 38°09'30" East (North 37°50'00" East rec.) a distance of 109.23 feet to a ½ inch re-bar with cap stamped "LS 14184" (found as previously set);

THENCE North 49°44'02" East a distance of 94.50 feet;

THENCE North 37°42'35" East a distance of 174.72 feet to the POINT OF BEGINNING.

PARCEL 2

An easement for ingress, egress and public utilities created by instrument recorded December 22, 1982, in Docket 911, Page 206, records of Coconino County, Arizona, described as follows:

A strip of land 33.00 feet wide situated in the Southeast Quarter of Section 7, Township 17 North, Range 6 East of the Gila and Salt River Meridian, Coconino County, Arizona, being more particularly defined as lying 16.50 feet on each side of the following described center line:

COMMENCING at the East Quarter corner of said Section 7 as marked by a G.L.O. brass capped pipe under drain cover in sidewalk and from which the Southeast corner of said Section 7 as marked by a B.L.M. brass capped pipe, lies South 0l°42'03" East (basis of bearings for this description) a distance of 2621.04 feet;

THENCE South 0l°42'03" East (South 02°30'00" East rec.) a distance of 261.40 (261.4 rec.) feet along the East line of said Southeast Quarter of Section 7 to the POINT OF BEGINNING of this center line (side lines of this strip of land begin on said East line);

THENCE South 28°37'57" West (South 27°50'00" West rec.) a distance of 500.20 (500.2 rec.) feet;

THENCE South 37°53'57" West (South 37°06'00" West rec.) a distance of 330.00 (330.00 rec.) feet to the terminus of this center line;

EXCEPTING THEREFROM all that portion thereof lying within the right-of-way of Arizona Highway 89-A.

Exhibit A-1

PARCEL 3

A perpetual, non-exclusive easement for ingress and egress as set forth in that certain easement agreement recorded April 25, 2002 in instrument number 2002-3138455 and re-recorded July 18, 2005 in instrument number 2005-3332653 of Official Records, Coconino County, Arizona.

PARCEL 4

A parcel of land being a portion of the "PACINI TRACT" described as Parcel II in Docket 1711, Pages 863 and 864 of the Coconino County Recorder's Office and situated in the West half of Section 8, Township 17 North, Range 6 East of the Gila and Salt River Meridian in Coconino County, Arizona, said parcel being more particularly described as follows:

COMMENCING at the West quarter corner of said Section 8, as marked by a G.L.O. brass cap under drain cover in sidewalk, from which the Southwest corner of said Section 8, as marked by a B.L.M. brass capped pipe, lies S 01°42'03" E (Basis of Bearings for this description) a distance of 2,621.04 feet;

THENCE from said West quarter corner, N 21°27'04" E a distance of 342.00 feet (N 20°32' E, 342' rec.) to the position of a previously set chiseled "+" in concrete on the Southeasterly right-of-way line of Arizona Highway 89-A;

THENCE departing said Southeasterly right-of-way line of Arizona Highway 89-A, S 89°51'31" E a distance of 215.82 feet (N 89°10' E, 217.50' rec.) to a ½" re-bar with plastic cap stamped "LS 14184" (found as previously set);

THENCE S 40°28'17" E a distance of 109.25 feet (S 41°45' E, 110.77' rec.) to a ½" re-bar with brass tag stamped "LS 14184" (found as previously set);

THENCE N 38°57'49" E a distance of 150.75 feet (N 38°15' E, 152.0' rec.) to a ½" re-bar with brass tag stamped "LS 14184" found as previously set at a corner of said "PACINI TRACT";

THENCE along the boundary of said "PACINI TRACT", S 50°57'03" E a distance of 82.00 feet (same as rec.) to a ½" re-bar with brass tag stamped "LS 14184" found as previously set at a corner thereof;

THENCE continuing along the boundary of said "PACINI TRACT", N 57°27'57" E a distance of 26.55 feet (same as rec.) to a ½" re-bar with brass tag stamped "LS 14184" found as previously set at a corner thereof;

THENCE continuing along the boundary of said "PACINI TRACT" S 32°32'03" E a distance of 5.00 feet to a ½" re-bar with plastic cap stamped "LS 14184" found as previously set at the POINT OF BEGINNING;

THENCE N 57°27'57" E a distance of 58.00 feet to a concrete nail with brass tag stamped "LS 14184" (found as previously set);

Exhibit A-1

THENCE N 89°27'57" E a distance of 35.39 feet to a ½" re-bar with cap stamped "LS 14184" (found as previously set);

THENCE S 00°32'03" E a distance of 163.25 feet to the position of a previously set nail with brass tag stamped "LS 14184";

THENCE S 32°32'03" E a distance of 215.13 feet ½" re-bar with cap stamped "LS 14184" (found as previously set);

THENCE S 31°56'49" E a distance of 146.28 feet to a point on the Northwesterly boundary of the "BREWER TRACT" as described in Docket 510, Page 496 of the Coconino County Recorder's Office, at the Southwest corner of the said "PACINI TRACT", and from which a ½" re-bar with cap stamped "LS 14184" (found as previously set as a witness corner) bears N 32°32'03" W a distance of 100.00 feet;

THENCE along the Westerly boundary of the said "PACINI TRACT", N 32°32'03" W a distance of 518.60 feet to the POINT OF BEGINNING.

Exhibit A-1

Exhibit 10.7

EXHIBIT A-2

DESCRIPTION OF ORCHARDS PROPERTY
ALL THAT CERTAIN LAND SITUATED IN THE STATE OF ARIZONA, COUNTY OF COCONINO, AND DESCRIBED AS FOLLOWS:
PARCEL 5

A parcel of land situated in the West Half of Section 8, Township 17 North, Range 6 East of the Gila and Salt River Meridian, Coconino County, Arizona, being more particularly described as follows:

COMMENCING at the West Quarter corner of said Section 8 as marked by a G.L.O. brass capped pipe under drain cover in sidewalk and from which the Southwest corner of said Section 8, as marked by a B.L.M. brass capped pipe in cairn, lies South 01°42'03" East (basis of bearings for this description) a distance of 2,621.04 feet;

THENCE from said West Quarter corner North 12°54'17" East (North 12°27'33" East rec.) a distance of 76.90 (76.90 rec.) feet to a point on the Southeasterly right of way line of Arizona State Highway 89-A;

THENCE Northeasterly along said Southeasterly right of way line being a non-tangent curve concave to the Southeast having a radius of 2,150.00 (2,150.00 rec.) feet, chord bearing of North 23°04'02" East and central angle of 05°24'36" (05°24'18" rec.) an arc distance of 203.00 (203.00 rec.) feet to the position of a previously set cotton picker spindle with tag stamped "LS 14184";

THENCE departing said Southeasterly right of way line of Arizona State Highway 89-A, South 65° 25' 03" East a distance of 11.73 feet to the POINT OF BEGINNING which lies on the Southeasterly line of that certain tract of land acquired by the City of Sedona in December 2005 and described in Instrument No. 2005-3361777 of the Coconino County Recorder's Office in Coconino County, Arizona;

THENCE along said Southeasterly line, North 24º 46' 32" East a distance of 23.47 feet;

THENCE continuing along said Southeasterly line, North 21º 21' 48" East a distance of 3.63 feet;

THENCE continuing along said Southeasterly line, North 20º 52' 26" West a distance of 8.33 feet;

THENCE continuing along said Southeasterly line, North 69º 07' 34" East a distance of 1.00 foot;

THENCE continuing along said Southeasterly line, North 19º 27' 50" West a distance of 6.81 feet;

THENCE continuing along said Southeasterly line, North 26º 18' 08" East a distance of 19.54 feet;

THENCE continuing along said Southeasterly line, South 62º 51' 12" East a distance of 4.07 feet;

THENCE continuing along said Southeasterly line, North 23º 53' 25" East a distance of 6.93 feet;

Exhibit A-2

THENCE continuing along said Southeasterly line of that tract of land acquired by the City of Sedona in December 2005, North 62º 35' 35" West a distance of 0.55 feet to the North line of the Orchards/L'Auberge parcel;

THENCE along said North line of the Orchards/L'Auberge parcel, South 89° 51' 31" East (North 89° 42' 07" East rec.) a distance of 212.10 feet to a 1/2 inch rebar with cap stamped "LS 14184" found as previously set;

THENCE South 40°28'17" East (South 41°45'00" East rec.) a distance of 62.25 feet;

THENCE South 37º 42' 35" West a distance of 174.72 feet;

THENCE South 49º 44' 02" West a distance of 94.50 feet to a 1/2 inch rebar with cap stamped "LS 14184" found as previously set;

THENCE North 31°49'11" West (North 32°21'20" West rec.) a distance of 114.47 (113.94 rec.) feet to a 1/2 inch rebar with cap stamped "LS 14184" found as previously set;

THENCE North 22°35'10" East (North 24°24'07" East rec.) a distance of 66.04 (65.00 rec.) feet to a concrete nail with brass tag stamped "LS 14184" found as previously set;

THENCE North 65°25'03" West (North 65°34'02" West rec.) a distance of 65.96 feet to the POINT OF BEGINNING.

PARCEL 6

An easement for overhead canopies and other purposes by or pursuant to that certain Special Warranty Deed (In Lieu of Condemnation) recorded December 27, 2005, in Document No. 3361777, Official Records of Coconino County, Arizona.

Exhibit A-2

Exhibit 10.7

EXHIBIT A-3

DESCRIPTION OF SUBLEASES

A.	ORCHARDS SUBLEASES

1.
That certain Lease of a forty (40) unit hotel property dated as of March 13, 2009, by and between Canyon Portal II, L.L.C., an Arizona limited liability company (“Canyon Portal”) and Orchards Annex, LLC, an Arizona limited liability company (“Original Orchards Annex Lessee”), as amended by that certain Amendment to Lease dated as of July 1, 2011, by and between Canyon Portal and Original Orchards Annex Lessee, as further amended by that certain Second Amendment to Lease dated as of May 14, 2013, by and between Canyon Portal and Original Orchards Annex Lessee, as assigned to Orchards pursuant to that certain Assignment and Assumption of Lease and Consent to Assignment and Assumption of Lease dated as of May 14, 2013, by and between Original Orchards Annex Lessee and Orchards, and consented to by Canyon Portal[Affects Parcels 8, 9 and 10 below];

2.
That certain Lease for Parking Spaces dated as of January 1, 2012, by and between Canyon Portal and Orchards Inn & Restaurant LLC, an Arizona limited liability company (“Original Orchards Parking Lessee”), as amended by that certain Amendment to Lease dated as of May 1, 2012, by and between Canyon Portal and Original Orchards Parking Lessee, as further amended by that certain Second Amendment to Lease dated as of May 14, 2013, by and between Canyon Portal and Original Orchards Parking Lessee, as assigned to Orchards pursuant to that certain Assignment and Assumption of Lease and Consent to Assignment and Assumption of Lease dated as of May 14, 2013, by and between Original Orchards Annex Lessee and Orchards, and consented to by Canyon Portal [Affects Parcels 12, 13, and 14 below];

3.
That certain Lease for five (5) hotel room units dated as of April 1, 2012, by and between Canyon Portal and L’Auberge Orchards LLC, an Arizona limited liability company (“Original L’Auberge Lessee”), as amended by that certain Amendment to Lease dated as of May 14, 2013, by and between Canyon Portal and Original L’Auberge Lessee, as assigned to Orchards pursuant to that certain Assignment and Assumption of Lease and Consent to Assignment and Assumption of Lease dated as of May 14, 2013, by and between Original L’Auberge Lessee and Orchards, and consented to by Canyon Portal [Affects Parcel 11 below]; and

4.
That certain Lease of 174 square feet dated as of April 1, 2010, by and between Canyon Portal and Original L’Auberge Lessee, as amended by that certain First Amendment to Lease dated as of February 1, 2011, by and between Canyon Portal and Original L’Auberge Lessee, as further amended by that certain Second Amendment to Lease dated as of May 14, 2013, by and between Canyon Portal and Original L’Auberge Lessee, as assigned to Orchards pursuant to that certain Assignment and Assumption of Lease and Consent to Assignment and Assumption of Lease dated as of May 14, 2013, by and

Exhibit A-3

Exhibit 10.7

between Original L’Auberge Lessee and Orchards, and consented to by Canyon Portal [Affects Parcel 7 below].
Each of the leases described in 1-4 above being a sublease of certain real property in the City of Sedona, County of Coconino, State of Arizona, and more particularly described as follows:

PARCEL 7 (I.T. EQUIPMENT ROOM):
A parcel of land situated in the Northwest quarter of Section 8, Township 17 North, Range 6 East of the Gila and Salt
River Meridian in Coconino County, Arizona, being more particularly described as follows:
Commencing at the West quarter corner of said Section 8, as marked by a G.L.O. brass cap under drain cover in sidewalk, from which the Southwest corner of said Section 8, as marked by a B.L.M. brass capped pipe, lies S01°42'03"E (Basis of Bearings for this description) a distance of 2,621.04 feet;
THENCE from said West quarter corner, N21°27'04"E a distance of 342.00 feet to West corner of the Canyon Portal property that lies on the Southeasterly right-of-way line of Arizona State Route 89A;
THENCE N74°53'13"E a distance of 103.87 feet to the POINT OF BEGINNING;
THENCE S56°33'53"E a distance of 8.00 feet;
THENCE S33°26'07"W a distance of 22.14 feet;
THENCE N89°41'47"W a distance of 9.55 feet;
THENCE N33°26'07"E a distance of 27.36 feet to the POINT OF BEGINNING.

PARCEL 8 (ORCHARDS ANNEX BUILDING “A”):
A parcel of land situated in the Northwest quarter of Section 8, Township 17 North, Range 6 East of the Gila and Salt River Meridian in Coconino County, Arizona, being more particularly described as follows:
Commencing at the West quarter corner of said Section 8, as marked by a G.L.O. brass cap under drain cover in sidewalk, from which the Southwest corner of said Section 8, as marked by a B.L.M. brass capped pipe, lies S01°42'03"E (Basis of Bearings for this description) a distance of 2,621.04 feet;

Exhibit A-3

Exhibit 10.7

THENCE from said West quarter corner, N21°27'04"E a distance of 342.00 feet to West corner of the Canyon Portal property that lies on the Southeasterly right-of-way line of Arizona State Route 89A;
THENCE N67°01'52"E a distance of 426.86 feet to the POINT OF BEGINNING;
THENCE S56°17'32"E a distance of 37.30 feet;
THENCE S33°42'28"W a distance of 14.70 feet;
THENCE S56°17'32"E a distance of 8.10 feet;
THENCE S33°42'28"W a distance of 62.40 feet;
THENCE N56°17'32"W a distance of 50.00 feet;
THENCE N33°42'28"E a distance of 62.30 feet;
THENCE S56°17'32"E a distance of 4.60 feet;
THENCE N33°42'28"E a distance of 14.80 feet to the POINT OF BEGINNING.

PARCEL 9 (ORCHARDS ANNEX BUILDING “B”):
A parcel of land situated in the Northwest quarter of Section 8, Township 17 North, Range 6 East of the Gila and Salt River Meridian in Coconino County, Arizona, being more particularly described as follows:
Commencing at the West quarter corner of said Section 8, as marked by a G.L.O. brass cap under drain cover in sidewalk, from which the Southwest corner of said Section 8, as marked by a B.L.M. brass capped pipe, lies S01°42'03"E (Basis of Bearings for this description) a distance of 2,621.04 feet;
THENCE from said West quarter corner, N21°27'04"E a distance of 342.00 feet to West corner of the Canyon Portal property that lies on the Southeasterly right-of-way line of Arizona State Route 89A;
THENCE N77°31'12"E a distance of 296.27 feet to the POINT OF BEGINNING;
THENCE N33°26'55"E a distance of 44.70 feet;
THENCE S56°33'05"E a distance of 12.70 feet;
THENCE N33°26'55"E a distance of 8.20 feet;
THENCE S56°33'05"E a distance of 38.10 feet;

Exhibit A-3

Exhibit 10.7

THENCE S33°26'55"W a distance of 67.10 feet;
THENCE N56°33'05"W a distance of 38.30 feet;
THENCE N33°26'55"E a distance of 14.20 feet;
THENCE N56°33'05"W a distance of 12.50 feet to the POINT OF BEGINNING.

PARCEL 10 (ORCHARDS ANNEX BUILDING “C”):
A parcel of land situated in the Northwest quarter of Section 8, Township 17 North, Range 6 East of the Gila and Salt River Meridian in Coconino County, Arizona, being more particularly described as follows:
Commencing at the West quarter corner of said Section 8, as marked by a G.L.O. brass cap under drain cover in sidewalk, from which the Southwest corner of said Section 8, as marked by a B.L.M. brass capped pipe, lies S01°42'03"E (Basis of Bearings for this description) a distance of 2,621.04 feet;
THENCE from said West quarter corner, N21°27'04"E a distance of 342.00 feet to West corner of the Canyon Portal property that lies on the Southeasterly right-of-way line of Arizona State Route 89A;
THENCE N80°02'28"E a distance of 274.61 feet to the POINT OF BEGINNING;
THENCE S56°52'51"E a distance of 45.40 feet;
THENCE S33°07'09"W a distance of 76.10 feet;
THENCE N56°52'51"W a distance of 38.30 feet;
THENCE N33°07'09"E a distance of 5.70 feet;
THENCE N56°52'51"W a distance of 12.70 feet;
THENCE N33°07'09"E a distance of 55.70 feet;
THENCE S56°52'51"E a distance of 5.60 feet;
THENCE N33°07'09"E a distance of 14.70 feet to the POINT OF BEGINNING.

PARCEL 11 (TEMPORARY HOUSING):

Exhibit A-3

Exhibit 10.7

A parcel of land situated in the Northwest quarter of Section 8, Township 17 North, Range 6 East of the Gila and Salt River Meridian in Coconino County, Arizona, being more particularly described as follows:
Commencing at the West quarter corner of said Section 8, as marked by a G.L.O. brass cap under drain cover in sidewalk, from which the Southwest corner of said Section 8, as marked by a B.L.M. brass capped pipe, lies S01°42'03"E (Basis of Bearings for this description) a distance of 2,621.04 feet;
THENCE from said West quarter corner, N21°27'04"E a distance of 342.00 feet to West corner of the Canyon Portal property that lies on the Southeasterly right-of-way line of Arizona State Route 89A;
THENCE N59°47'28"E a distance of 330.63 feet;
THENCE N56°03'17"W a distance of 25.50 feet to the POINT OF BEGINNING (Point “A” for reference hereinafter);
THENCE N56°03'17"W a distance of 34.10 feet;
THENCE N33°56'43"E a distance of 18.84 feet;
THENCE S86°25'02"E a distance of 1.59 feet;
THENCE N03°34'58"E a distance of 5.00 feet;
THENCE S86°25'02"E a distance of 3.50 feet;
THENCE N03°34'58"E a distance of 50.13 feet;
THENCE S86°25'02"E a distance of 5.10 feet;
THENCE N03°34'58"E a distance of 5.02 feet to Point “B” for reference hereinafter;
THENCE S86°25'02"E a distance of 26.10 feet;
THENCE S03°34'58"W a distance of 33.00 feet to Point “C” for reference hereinafter;
THENCE S03°34'58"W a distance of 30.49 feet;
THENCE S56°03'17"E a distance of 1.10 feet;
THENCE S33°56'43"W a distance of 34.30 feet to the POINT OF BEGINNING.
EXCEPTING THEREFROM the following described two portions thereof that are on the bottom floor of a two story building:
BEGINNING at Point “A” as referenced hereinbefore;

Exhibit A-3

Exhibit 10.7

THENCE N56°03'17"W a distance of 24.90 feet;
THENCE N33°56'43"E a distance of 23.30 feet;
THENCE N03°34'58"E a distance of 0.80 feet;
THENCE S86°25'02"E a distance of 21.00 feet;
THENCE S03°34'58"W a distance of 0.35 feet;
THENCE S56°03'17"E a distance of 7.01 feet;
THENCE S33°56'43"W a distance of 34.30 feet to the POINT OF BEGINNING (Point “A”).
Beginning at Point “C” as referenced hereinbefore;
THENCE S03°34'58"W a distance of 17.70 feet;
THENCE N86°25'02"W a distance of 5.10 feet;
THENCE N03°34'58"E a distance of 17.70 feet;
THENCE S86°25'02"E a distance of 5.10 feet to the POINT OF BEGINNING (Point “C”).
AND FURTHER EXCEPTING THEREFROM the following described portion thereof that is on the top floor of said two story building:
BEGINNING at Point “B” as referenced hereinbefore;
THENCE S86°25'02"E a distance of 26.10 feet;
THENCE S03°34'58"W a distance of 34.15 feet;
THENCE N86°25'02"W a distance of 26.10 feet;
THENCE N03°34'58"E a distance of 34.15 feet to the POINT OF BEGINNING (Point “B”).

PARCEL 12 (PARKING LEASEHOLD SITE NO. 1):
A parcel of land situated in the Northwest quarter of Section 8, Township 17 North, Range 6 East of the Gila and Salt River Meridian in Coconino County, Arizona, being more particularly described as follows:
Commencing at the West quarter corner of said Section 8, as marked by a G.L.O. brass cap under drain cover in sidewalk, from which the Southwest corner of said Section 8, as marked by a

Exhibit A-3

Exhibit 10.7

B.L.M. brass capped pipe, lies S01°42'03"E (Basis of Bearings for this description) a distance of 2,621.04 feet;
THENCE from said West quarter corner, N21°27'04"E a distance of 342.00 feet to West corner of the Canyon Portal property that lies on the Southeasterly right-of-way line of Arizona State Route 89A;
THENCE N65°24’08”E a distance of 429.98 feet to the POINT OF BEGINNING;
THENCE N32°17’00”E a distance of 27.00 feet;
THENCE S57°43’00”E a distance of 18.00 feet;
THENCE S32°17’00”W a distance of 27.00 feet;
THENCE N57°43’00”W a distance of 18.00 feet to the POINT OF BEGINNING.

PARCEL 13 (PARKING LEASEHOLD SITE NO. 2):
A parcel of land situated in the Northwest quarter of Section 8, Township 17 North, Range 6 East of the Gila and Salt River Meridian in Coconino County, Arizona, being more particularly described as follows:
Commencing at the West quarter corner of said Section 8, as marked by a G.L.O. brass cap under drain cover in sidewalk, from which the Southwest corner of said Section 8, as marked by a B.L.M. brass capped pipe, lies S01°42'03"E (Basis of Bearings for this description) a distance of 2,621.04 feet;
THENCE from said West quarter corner, N21°27'04"E a distance of 342.00 feet to West corner of the Canyon Portal property that lies on the Southeasterly right-of-way line of Arizona State Route 89A;
THENCE N62°08’42”E a distance of 198.61 feet to the POINT OF BEGINNING;
THENCE N34°11’13”E a distance of 18.00 feet;
THENCE S55°48’47”E a distance of 36.00 feet;
THENCE S34°11’13”W a distance of 18.00 feet;
THENCE N55°48’47”W a distance of 36.00 feet to the POINT OF BEGINNING.

PARCEL 14 (PARKING LEASEHOLD SITE NO. 3):

Exhibit A-3

Exhibit 10.7

A parcel of land situated in the Northwest quarter of Section 8, Township 17 North, Range 6 East of the Gila and Salt River Meridian in Coconino County, Arizona, being more particularly described as follows:
Commencing at the West quarter corner of said Section 8, as marked by a G.L.O. brass cap under drain cover in sidewalk, from which the Southwest corner of said Section 8, as marked by a B.L.M. brass capped pipe, lies S01°42'03"E (Basis of Bearings for this description) a distance of 2,621.04 feet;
THENCE from said West quarter corner, N21°27'04"E a distance of 342.00 feet to West corner of the Canyon Portal property that lies on the Southeasterly right-of-way line of Arizona State Route 89A;
THENCE N73°08’07”E a distance of 158.27 feet to the POINT OF BEGINNING;
THENCE N33°52’16”E a distance of 18.00 feet;
THENCE S56°07’44”E a distance of 27.00 feet;
THENCE S33°52’16”W a distance of 18.00 feet;
THENCE N56°07’44”W a distance of 27.00 feet to the POINT OF BEGINNING.

[EXHIBIT CONTINUES ON NEXT PAGE]

Exhibit A-3

Exhibit 10.7

B.	L’AUBERGE LEASES

5.
That certain Lease For Parking Spaces dated as of January 1, 2012, by and between Sinagua Plaza II, L.L.C., an Arizona limited liability company (“Sinagua”) and L’Auberge Orchards LLC, an Arizona limited liability company (“Original L’Auberge Lessee”), as amended by that certain Amendment to Lease dated as of May 1, 2012, by and between Sinagua and Original L’Auberge Lessee, as further amended by that certain Second Amendment to Lease dated as of May 14, 2013, by and between Sinagua and Original L’Auberge Lessee, as assigned to L’Auberge pursuant to that certain Assignment and Assumption of Lease and Consent to Assignment and Assumption of Lease dated as of May 14, 2013, by and between Original L’Auberge Lessee and L’Auberge, and consented to by Sinagua; and

6.
That certain Lease for Storage Space dated as of January 1, 2012, by and between Sinagua and Original L’Auberge Lessee, as amended by that certain Amendment to Lease dated as of May 1, 2012, by and between Sinagua and Original L’Auberge Lessee, as further amended by that certain Second Amendment to Lease dated as of May 14, 2013, by and between Sinagua and Original L’Auberge Lessee, as assigned to L’Auberge pursuant to that certain Assignment and Assumption of Lease and Consent to Assignment and Assumption of Lease dated as of May 14, 2013, by and between Original L’Auberge Lessee and L’Auberge, and consented to by Sinagua.

Each of the leases described in 5 and 6 above being a lease of certain real property in the City of Sedona, County of Coconino, State of Arizona, and more particularly described as follows:

PARCEL NO. 1:

A parcel of land being a portion of the Northwest quarter of Section 8, Township 17 North, Range 6 East, of the Gila and Salt River Base and Meridian, Coconino County, Arizona, described as follows:

COMMENCING at the West quarter corner of said Section 8 as marked by a B.L.M. brass cap under a drain cover in sidewalk and from which the Southwest corner of said Section 8 as marked by a B.L.M brass capped iron pipe lies South 01°42'03" East (Basis of Bearings) a distance of 2,621.04 feet;

Thence from said West quarter corner of Section 8, North 30°07'59" East, a distance of 916.99 feet to a ½ inch rebar with plastic cap stamped "LS 14184", on the Southeasterly right-of-way line of Arizona State Highway 89A, said point being the TRUE POINT OF BEGINNING;

Thence Northeasterly along said Southeasterly right-of-way line of Arizona State Highway 89A being a non-tangent curve to the right with a radius of 2,150.00 feet, chord bearing of North 46°38’13” East a distance of 272.98 feet through a central angle of 07°16'47" an arc distance of 273.17 feet to a' inch rebar with plastic cap stamped “LS14184”;

Thence South 41°57'23" East, a distance of 29.20 feet to a concrete nail with brass tag stamped “LS14184”;
Thence continuing South 41°57'23" East, a distance of 3.86 feet to a ½ inch rebar with plastic cap stamped "LS14184";
Thence South 46°38'13" West, a distance of 42.83 feet to a ½ inch rebar with plastic cap stamped "LS14184";
Thence North 85°34'54" East, a distance of 93.69 feet to a ½ inch rebar with cap "LS 14184";

Exhibit A-3

Exhibit 10.7

Thence South 12°45'42" East, a distance of 60.56 feet to a 1 ¼ inch pipe, with no identification;
Thence South 13°36'15" West, a distance of 21.07 feet to a ½ inch rebar, with no identification;
Thence South 18°11'28" West, a distance of 63.83 feet to a 1 ¼ inch pipe, with no identification;
Thence South 39°06'47" West, a distance of 66.31 feet to a ½ inch rebar with plastic cap stamped "RLS 15888";
Thence South 19°19'46” East, a distance of 49.71 feet to a ½ inch rebar with plastic cap;
Thence North 78°11'14” West, a distance of 56.00 feet to a 1/2 inch rebar with plastic cap "LS 14184";
Thence South 81°59’22” West, a distance of 81.56 feet to ½ inch rebar with plastic cap stamped “LS 14184”;
Thence South 56°57’39” West, a distance of 91.19 feet, to a ½ inch rebar with plastic cap stamped “LS 14184”;
Thence North 33°02’21” West, a distance of 140.07 feet to a ½ concrete nail with brass tag stamped “LS 14184”;
Thence North 21°24’00” West, a distance of 152.40 feet to the Point of Beginning.

PARCEL NO. 2
An easement for ingress and egress, as granted in Instrument No. 00-3070064, over and across, the following described parcel:

That part of the Northwest quarter of Section 8, Township 17 North, Range 6 East of the Gila and Salt River Base and Meridian, Coconino County, Arizona, more particularly described as follows:

BEGINNING at a point on the Southeasterly line of Highway 89-A at a 5/8 inch iron rod marking the most Westerly corner of that parcel described in instrument recorded in Docket 188, page 467, records of Coconino County, Arizona, said point of beginning being Northerly, a distance of 994.44 feet and Easterly a distance of 672.96 feet from the West quarter corner of said Section 8;
Thence South 41°52'17" East, along the Southwesterly line of said parcel a distance of 155.05 feet to a ¾ inch pipe at the Southerly most corner of said parcel;
Thence South 30°30'45" East, a distance of 22.62 feet to a ½ inch rebar being an angle point in the Northwesterly line of that parcel described in Docket 141, page 257, records of Coconino County Arizona;
Thence South 47°50'15" West, along the Northwesterly line of said parcel, a distance of 18.85 feet;

Thence North 40°52'59" West, a distance of 178.27 feet to to the Southeasterly line of Highway 89-A, said point being on a curve concave to the Southeast having a radius of 2150.00 feet and a chord bearing of North 50°41’21” East;

Thence Northeasterly along said curve, an arc distance of 20.40 feet through a central angle of 00°32’37” to the Point of Beginning.

Exhibit A-3